================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 31, 2001


                               POET HOLDINGS, INC.
--------------------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            DELAWARE                               333-87267                              94-3221778
------------------------------------------------------------------------------------------------------------------------
(STATE OR OTHER JURISDICTION OF             (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER IDENTIFICATION NO.)
 INCORPORATION OR ORGANIZATION)


                            999 BAKER WAY, SUITE 200
                           SAN MATEO, CALIFORNIA 94404
--------------------------------------------------------------------------------
          (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:

                                 (650) 286-4640



                                 NOT APPLICABLE
--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


================================================================================

ITEM 5. OTHER EVENTS.

     On January 31, 2001, POET Holdings, Inc. issued a press release (which is incorporated by reference and filed as Exhibit 99.1 hereto) announcing its preliminary financial results for the quarter ended December 31, 2000.

     On January 31, 2001, POET Holdings, Inc. issued an ad hoc statement (which is incorporated by reference and filed as Exhibit 99.2 hereto) announcing its preliminary financial results for the quarter ended December 31, 2000.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        99.1     Text of press release dated January 31, 2001.
        99.2     Text of ad hoc statement dated January 31, 2001.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       POET HOLDINGS, INC.
                                       a Delaware corporation


Dated: January 31, 2001                By: /s/ Jerry Wong
                                           -------------------------------------
                                           Jerry Wong
                                           Assistant Secretary and
                                           Vice President of Finance

                                  EXHIBIT INDEX

Exhibit Number    Description
--------------    -----------
     99.1         Text of press release dated January 31, 2001.
     99.2         Text of ad hoc statement dated January 31, 2001.